UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2025

CSW INDUSTRIALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-37454	47-2266942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5420 Lyndon B. Johnson Freeway, Suite 500

Dallas, Texas 75240

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 884-3777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSWI	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

On March 17, 2025, RectorSeal, LLC, a Delaware limited liability company and wholly owned subsidiary of CSW Industrials, Inc., a Delaware corporation (“RectorSeal” and the “Company”, respectively) and RS Acquisition Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of RectorSeal (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Aspen Manufacturing, LLC, a Texas limited liability company (“Aspen”), and Michael Kutsch, as Holder Representative. Pursuant to the Merger Agreement, Merger Sub will merge with and into Aspen, with Aspen surviving the merger as a wholly owned subsidiary of RectorSeal (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, upon the consummation of the Merger, RectorSeal will acquire all of the equity interests of Aspen for a base purchase price of $313.5 million in cash, subject to customary adjustments, including, among others, in respect of indebtedness and working capital of Aspen (the “Merger Consideration”). Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each outstanding unit of equity in Aspen will be cancelled and converted into the right to receive a portion of the Merger Consideration. In accordance with the terms of the Merger Agreement, $8 million of the Merger Consideration will be deposited by RectorSeal into an escrow account to secure the payment of post-closing adjustments and certain specified indemnities under the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants by the parties, including covenants to use their respective reasonable best efforts to effect the Merger and the other transactions contemplated by the Merger Agreement. In addition, Aspen has agreed to other customary covenants, including, among others, to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Merger. The representations and warranties set forth in the Merger Agreement will expire upon consummation of the Merger. RectorSeal has obtained a representations and warranties insurance policy pursuant to which RectorSeal may obtain insurance recoveries for certain breaches of representations and warranties of Aspen under the Merger Agreement, subject to certain limitations and exclusions, the cost of which policy will be borne solely by RectorSeal.

The consummation of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include, among others, (i) the approval of the Merger Agreement and the transactions contemplated therein, including the Merger, by the requisite equity holders of Aspen, which such approval was obtained prior to the filing of this Current Report on Form 8-K, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (iii) each party’s material compliance with its covenants, (iv) the absence of breaches of each party’s representations and warranties (subject to certain materiality exceptions), and (v) the absence of a material adverse effect on Aspen’s business.

The Merger Agreement contains certain customary termination rights for both RectorSeal and Aspen, including, among others, if the consummation of the Merger has not occurred by September 17, 2025. The consummation of the Merger is not subject to any financing condition.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, the terms of which are incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any financial or other information about Aspen, RectorSeal, Merger Sub, the Company or their respective subsidiaries and affiliates. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by each party in connection with the signing of the Merger Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the parties rather than establishing certain matters as facts. The Company’s investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Aspen, RectorSeal, Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01	Regulation FD Disclosure.

Press Release

On March 18, 2025, the Company issued a press release announcing that it had entered into the Merger Agreement. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated March 17, 2025, by and among RectorSeal, LLC, RS Acquisition Sub, LLC, Aspen Manufacturing, LLC and Michael Kutsch as Holder Representative.*

99.1	CSWI Press Release, dated March 18, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2025

By:	/s/ Luke E. Alverson

Name:	Luke E. Alverson
Title:	Senior Vice President, General Counsel & Secretary